NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan U.S. Equity Fund

Supplement dated September 30, 2026
to the Summary Prospectus dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Scott B. Davis	Managing Director	Since 2020
David Maccarrone, CFA	Managing Director	Since 2026

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE